SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported): September 14, 2000


                                HEICO CORPORATION
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             (Exact name of registrant as specified in its charter)


                                     FLORIDA
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                 (State or other jurisdiction of incorporation)


       001-04604                                           65-0341002
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                3000 Taft Street
                            Hollywood, Florida 33021
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                         (Address of principal offices)


Registrant's telephone number, including area code: (954) 987-6101



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         (Former name or former address, if changed since last report.)

Item 2.  Acquisition or Disposition of Assets.

         On September 14, 2000, HEICO Aviation Products Corp. ("HAPC"), a Florida corporation and wholly-owned subsidiary of HEICO Corporation (the "Registrant"), consummated the sale of all of the outstanding capital stock of HAPC's wholly-owned subsidiary Trilectron Industries, Inc. ("Trilectron"), to Hobart Brothers Company, an Ohio corporation and wholly-owned subsidiary of Illinois Tool Works Inc. ("Hobart"), pursuant to a Stock Purchase Agreement, dated August 1, 2000, as amended, (the "Stock Purchase Agreement"), between HAPC and Hobart. In consideration of the sale of Trilectron's capital stock, including its 40% investment in the outstanding capital stock of R. H. Phillips and Sons Engineers, LTD., HAPC received $52,500,000 in cash, an unsecured promissory note for $12,000,000 payable in three equal installments over the next 90 days and retained property having a book value of approximately $1.5 million. The purchase price will be adjusted based on the net worth of Trilectron as of the closing date. The proceeds from the sale will be used to pay down the outstanding balance on the Registrant's $120 million revolving credit facility.

Item 7.  Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Pro forma financial information.

             The following unaudited pro forma consolidated condensed financial information is furnished in accordance with Article 11 of Regulation S-X:

             Introductory note to unaudited pro forma consolidated condensed financial statements (page 5).

             Unaudited pro forma consolidated condensed balance sheet as of July 31, 2000 (page 6).

             Unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 2000 (page 7).

             Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1999 (page 8).

             Notes to unaudited pro forma consolidated condensed financial statements (page 9).

         (c) Exhibits

             2.1 Stock Purchase Agreement, dated August 1, 2000, by and between HEICO Aviation Products Corp., and Hobart Brothers Company. The Registrant hereby agrees to furnish the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

             2.2 First Amendment to Stock Purchase Agreement, effective as of September 14, 2000, between HEICO Aviation Products Corp. and Hobart Brothers Company.

             99.1  Press Release of HEICO Corporation, dated August 14, 2000.

             99.2  Press Release of HEICO Corporation, dated September 18, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                HEICO CORPORATION

                                By: /s/ Thomas S. Irwin
                                    ----------------------------------
                                Name:  Thomas S. Irwin
                                Title:   Executive Vice President and
                                            Chief Financial Officer

Date:  September 22, 2000

                            FINANCIAL STATEMENT INDEX

Introductory note to unaudited pro forma consolidated condensed financial statements (page 5).

Unaudited pro forma consolidated condensed balance sheet as of July 31, 2000 (page 6).

Unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 2000 (page 7).

Unaudited pro forma consolidated condensed statement of operations for the year ended October 31, 1999 (page 8).

Notes to unaudited pro forma consolidated condensed financial statements (page
9).

                       HEICO CORPORATION AND SUBSIDIARIES

                         INTRODUCTORY NOTE TO UNAUDITED

              PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed balance sheet and statements of operations utilize the historical financial condition and results of operations of HEICO Corporation and subsidiaries (the "Company") as of July 31, 2000 and for the nine months then ended and for the year ended October 31, 1999. The unaudited pro forma consolidated condensed financial statements have been prepared on the basis summarized below:

         o The unaudited pro forma consolidated condensed balance sheet as of July 31, 2000 assumes that the Company's sale of all of the outstanding capital stock of its wholly-owned subsidiary, Trilectron Industries, Inc. ("Trilectron") including its 40% investment in the outstanding capital stock of R. H. Phillips and Sons Engineers, LTD. ("Phillips") had been consummated as of that date.

         o The unaudited pro forma consolidated condensed statement of operations for the nine months ended July 31, 2000 assumes that the Company's sale of all of the outstanding capital stock of Trilectron including its 40% investment in the outstanding capital stock of Phillips had been consummated as of the beginning of the nine-month period ended July 31, 2000.

         o The unaudited pro forma consolidated condensed statements of operations for the year ended October 31, 1999 assumes that the Company's sale of all of the outstanding capital stock of Trilectron including its 40% investment in the outstanding capital stock of Phillips had been consummated as of the beginning of the year ended October 31, 1999.

As a result of the sale, the Company will report a net gain of approximately $10.6 million, after taxes, in the fourth quarter of fiscal 2000. This gain is not reflected in the pro forma condensed statements of operations presented.

The unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of actual operating results had the sale been made at the beginning of the periods presented or of future results of operations.

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               as of July 31, 2000
                                   (unaudited)

                                                                                Historical
                                                              Historical        Trilectron
                                                                HEICO           Industries,       Pro Forma
                                                             Corporation(1)       Inc.(2)        Adjustments        Pro Forma
                                                             --------------   -------------     ------------      ------------
                        ASSETS
Current Assets:
   Cash and cash equivalents                                   $2,304,000          $332,000               --        $2,636,000
   Accounts receivable, net                                    52,241,000      (21,459,000)               --        30,782,000
   Receivable from Hobart                                              --                --      $16,749,000(7)     16,749,000
   Inventories                                                 51,564,000      (17,805,000)               --        33,759,000
   Prepaid expenses and other current assets                    4,517,000         (185,000)               --         4,332,000
   Deferred income taxes                                        1,594,000         (169,000)               --         1,425,000
                                                             ------------     ------------      ------------      ------------
      Total current assets                                    112,220,000      (39,286,000)       16,749,000        89,683,000

Property, plant and equipment, net                             33,824,000       (6,890,000)               --        26,934,000
Intangible assets, net                                        157,533,000       (4,337,000)               --       153,196,000
Long-term investments                                           4,532,000                --               --         4,532,000
Other assets                                                    9,232,000       (3,945,000)        1,500,000(8)      6,787,000
                                                             ------------     ------------      ------------      ------------
      Total assets                                           $317,341,000     ($54,458,000)      $18,249,000      $281,132,000
                                                             ============     =============     ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt                          $483,000        ($144,000)               --          $339,000
   Trade accounts payable                                      10,312,000       (4,793,000)               --         5,519,000
   Accrued expenses and other current liabilities              18,101,000       (2,813,000)               --        15,288,000
                                                             ------------     ------------      ------------      ------------
      Total current liabilities                                28,896,000       (7,750,000)               --        21,146,000

Long-term debt, net of current maturities                      96,274,000       (4,165,000)     ($34,629,000)(9)    57,480,000
Other non-current liabilities                                   3,894,000         (265,000)               --         3,629,000
                                                             ------------     ------------      ------------      ------------
      Total liabilities                                       129,064,000      (12,180,000)      (34,629,000)       82,255,000
                                                             ------------     ------------      ------------      ------------

Minority interests in consolidated subsidiary                  32,718,000               --                --        32,718,000
                                                             ------------     ------------      ------------      ------------
Commitments and contingencies

Shareholders' equity:
   Preferred stock, none issued                                        --               --                --                --
   Common stock                                                    85,000               --                --            85,000
   Class A common stock                                            89,000               --                --            89,000
   Capital in excess of par                                   110,449,000               --                --       110,449,000
   Investment in and advances to Trilectron by HEICO                   --      (42,278,000)       42,278,000(10)            --
   Accumulated other comprehensive loss                        (1,433,000)              --                --        (1,433,000)
   Retained earnings                                           47,820,000               --        10,600,000(11)    58,420,000
                                                             ------------     ------------      ------------      ------------
                                                              157,010,000      (42,278,000)       52,878,000       167,610,000
Less:  Note receivable from employee savings
   and investment plan                                         (1,451,000)              --                --        (1,451,000)
                                                             ------------     ------------      ------------      ------------
      Total shareholders' equity                              155,559,000      (42,278,000)       52,878,000       166,159,000
                                                             ------------     ------------      ------------      ------------
      Total liabilities and shareholders' equity             $317,341,000     ($54,458,000)      $18,249,000      $281,132,000
                                                             ============     ============      ============      ============

           See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For the nine months ended July 31, 2000
                                   (unaudited)

                                                                               Historical
                                                              Historical       Trilectron
                                                                 HEICO        Industries,       Pro Forma
                                                             Corporation(3)      Inc.(4)      Adjustments(16)      Pro Forma
                                                             --------------   -------------   ---------------     -----------
Net sales                                                     $155,400,000     ($44,255,000)            --        $111,145,000
                                                              ------------     ------------     ----------        ------------
Operating costs and expenses:
   Cost of sales                                                98,184,000      (36,038,000)            --          62,146,000
   Selling, general and administrative expenses                 27,242,000       (4,903,000)            --          22,339,000
                                                              ------------     ------------     ----------        ------------
   Total operating costs and expenses                          125,426,000      (40,941,000)            --          84,485,000
                                                              ------------     ------------     ----------        ------------
   Operating income                                             29,974,000       (3,314,000)            --          26,660,000

Interest expense                                                (4,272,000)         180,000     $2,494,000(12)      (1,598,000)
Intercompany interest expense                                           --        1,475,000     (1,475,000)(13)             --
Interest and other income                                          609,000         (182,000)            --             427,000
                                                              ------------     ------------     ----------        ------------
Income before income taxes and minority interest                26,311,000       (1,841,000)     1,019,000          25,489,000
Income tax expense                                              10,130,000         (711,000)       393,000(14)       9,812,000
                                                              ------------     ------------     ----------        ------------
Income before minority interest                                 16,181,000       (1,130,000)       626,000          15,677,000
Minority interest                                                2,656,000               --             --           2,656,000
                                                              ------------     ------------     ----------        ------------
Net income                                                     $13,525,000      ($1,130,000)      $626,000         $13,021,000
                                                              ============     ============     ==========        ============
Net income per share:
   Basic                                                             $0.78                                               $0.75
                                                              ============                                        ============
   Diluted                                                           $0.68                                               $0.65
                                                              ============                                        ============
Weighted average number of common shares outstanding:
   Basic                                                        17,351,608                                          17,351,608
                                                              ============                                        ============
   Diluted                                                      19,904,387                                          19,904,387
                                                              ============                                        ============

           See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                       For the year ended October 31, 1999
                                   (unaudited)

                                                                              Historical
                                                             Historical       Trilectron
                                                               HEICO          Industries,        Pro Forma
                                                           Corporation(5)        Inc.(6)      Adjustments(16)      Pro Forma
                                                           --------------     -----------     ---------------     ------------
Net sales                                                    $141,269,000     ($36,617,000)            --         $104,652,000
                                                             ------------     ------------     ----------         ------------
Operating costs and expenses:
   Cost of sales                                               83,737,000      (29,368,000)            --           54,369,000
   Selling, general and administrative expenses                24,717,000       (4,467,000)            --           20,250,000
                                                             ------------     ------------     ----------         ------------

   Total operating costs and expenses                         108,454,000      (33,835,000)            --           74,619,000
                                                             ------------     ------------     ----------         ------------

   Operating income                                            32,815,000       (2,782,000)                         30,033,000

Interest expense                                               (2,173,000)         173,000     $1,628,000(12)         (372,000)
Intercompany interest expense                                          --          621,000       (621,000)(13)              --
Interest and other income                                         894,000           22,000             --              916,000
                                                             ------------     ------------     ----------         ------------
Income from continuing operations before
   income taxes and minority interest                          31,536,000       (1,966,000)     1,007,000           30,577,000

Income tax expense                                             11,606,000         (748,000)       389,000(14)       11,247,000
                                                             ------------     ------------     ----------         ------------

Income before minority interest                                19,930,000       (1,218,000)       618,000           19,330,000

Minority interest                                               3,593,000               --             --            3,593,000
                                                             ------------     ------------     ----------         ------------

Net income                                                    $16,337,000      $(1,218,000)    $  618,000          $15,737,000
                                                             ============     ============     ==========         ============
Net income per share:
   Basic                                                            $1.00                                                $0.97
                                                             ============                                         ============
   Diluted                                                          $0.84                                                $0.81
                                                             ============                                         ============
Weighted average number of common shares
   outstanding:(15)
   Basic                                                       16,302,791                                           16,302,791
                                                             ============                                         ============
   Diluted                                                     19,407,399                                           19,407,399
                                                             ============                                         ============

           See accompanying notes to unaudited pro forma consolidated condensed financial statements

                       HEICO CORPORATION AND SUBSIDIARIES

    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1. As disclosed in the Company's Quarterly Report on Form 10-Q as of July 31, 2000.

2. Represents Trilectron Industries, Inc. condensed balance sheet as of July 31, 2000.

3. As disclosed in the Company's Quarterly Report on Form 10-Q for the nine months ended July 31, 2000.

4. Represents Trilectron Industries, Inc. condensed statement of operations for the nine months ended July 31, 2000.

5. As disclosed in the Company's Annual Report on Form 10-K for the year ended October 31, 1999.

6. Represents Trilectron Industries, Inc. condensed statement of operations for the year ended October 31, 1999.

         The pro forma adjustments give effect to:

7. Represents a $12 million short-term note receivable from Hobart as additional sales proceeds, discounted at the Company's borrowing rate and an estimated purchase price adjustment of $4.9 million based on Trilectron's net book value as of July 31, 2000.

8.       Represents assets of Trilectron retained by the Company.

9. Represents reduction of outstanding borrowings under the Credit Facility from the $52.5 million cash proceeds at closing less estimated cash required for expenses and related costs of approximately $12 million, and payment of estimated income taxes of approximately $7 million on the gain. Estimated expenses and related costs of $12 million include Board-approved management incentive bonuses, contract indemnification costs and required reserves, and professional services fees.

10.      Elimination of investment in and advances to Trilectron by the Company.

11. Estimated gain on sale of Trilectron, after applicable Federal and state income taxes, as if consummated as of July 31, 2000.

12. Represents reduction of interest expense assuming the cash proceeds from the sale were used to reduce the borrowings outstanding under the Credit Facility.

13.      Elimination of intercompany interest expense.

14. Additional income tax expense after elimination of Trilectron and giving effect to the pro forma adjustments.

15. Weighted average number of common shares outstanding have been adjusted from the originally reported amount to reflect a 10% stock dividend paid July 21, 2000.

16. As a result of the sale, the Company will report a net gain of approximately $10.6 million, after taxes, in the fourth quarter of fiscal 2000. This gain is not reflected in the proforma condensed statements of operations presented.

                                 EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

    2.1 Stock Purchase Agreement, dated August 1, 2000, by and between HEICO Aviation Products Corp., and Hobart Brothers Company. The Company hereby agrees to furnish the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

    2.2 First Amendment to Stock Purchase Agreement, effective as of September 14, 2000, between HEICO Aviation Products Corp. and Hobart Brothers Company.

   99.1           Press Release of HEICO Corporation, dated August 14, 2000.

   99.2           Press Release of HEICO Corporation, dated September 18, 2000.